VOYA EQUITY TRUST	VOYA FUNDS TRUST
Voya Corporate Leaders 100® Fund	Voya GNMA Income Fund
Voya Global Multi-Asset Fund	Voya High Yield Bond Fund
Voya Large-Cap Growth Fund	Voya Intermediate Bond Fund
Voya Large Cap Value Fund	Voya Short Term Bond Fund
Voya MidCap Opportunities Fund	Voya Strategic Income Opportunities Fund
Voya SmallCap Opportunities Fund	VOYA MUTUAL FUNDS
Voya Small Company Fund
Voya U.S. High Dividend Low Volatility Fund	Voya Global Bond Fund
Voya Global Diversified Payment Fund
Voya Global High Dividend Low Volatility Fund
Voya International High Dividend Low Volatility Fund

VOYA SEPARATE PORTFOLIOS TRUST

Voya Investment Grade Credit Fund

Voya Securitized Credit Fund

Voya Target In-Retirement Fund

Voya Target Retirement 2025 Fund

Voya Target Retirement 2030 Fund

Voya Target Retirement 2035 Fund

Voya Target Retirement 2040 Fund

Voya Target Retirement 2045 Fund

Voya Target Retirement 2050 Fund

Voya Target Retirement 2055 Fund

Voya Target Retirement 2060 Fund

Voya Target Retirement 2065 Fund

(each a "Fund" and collectively the "Funds")

Supplement dated October 28, 2021

to the Funds' current Class R6 shares' Prospectuses (each a "Prospectus" and collectively the "Prospectuses")

Effective immediately, the second paragraph of the sub-section entitled "How to Buy Shares – Class R6 Shares" of each Fund's Prospectus is deleted and replaced with the following:

Class R6 shares are not available to traditional and Roth individual retirement accounts ("IRA"), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans. Class R6 shares also are not available to adviser-sold donor-advised funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE